MPP TERMINATION AGREEMENT

                                   AMONG

                      MERIDIAN POINT PROPERTIES, INC.
                      MERIDIAN INDUSTRIAL TRUST, INC.
                   MERIDIAN POINT REALTY TRUST VIII CO.




                       Dated as of February 22, 1996

                             TABLE OF CONTENTS



DEFINITIONS      5

AGREEMENT   7
          Article 1.     Termination of MPP Contracts and Purchase of
               MPP Shares.      7
          1. 1.     Termination Date      7
          1.2. Purchase of MPP Shares     7
          1.3. Termination of Option to  Purchase MPP Shares       7
          1.4. Transfer of Third Party Agreements   7
          1.5. Transfer of Rights in Actions   8
          1.6. Transfer of Rights in Certain Insurance Policies    8
          1.7. Transfer of Certain Books and Records     8
     Article 2.     Purchase of Assets and Transfer of Certain
          Interests.       8
          2.1. Purchase of Assets    8
     Article 3.     Releases    9
          3.1. Release by Trust VIII      9
          3.2. Release by MPP   9
     Article 4.     The MPP Termination Time Closing    10
          4.1. Time of the Closing  10
     Article 5.     Post-Closing Adjustments  10
          5.1. Post-closing Adjustment   10
     Article 6.     Indemnification      11
          6.1. No Waiver of Indemnification Rights      11
     Article 7.     Representations and Warranties of Trust VIII  11
          7.1. Authorization and Enforceability    11
          7.2. Authorization and Enforceability    11
          7.3. Legal Proceedings    12
          7.4. Transfer of Property      12
     Article 8.     Representations and Warranties of MIT    12
          8.1. Organization and Related Matters    12
          8.2. Authorization and Enforceability    12
          8.3. Legal Proceedings    12
     Article 9.     Representations and Warranties of MPP    12
               9.1.      Organization and Related Matters    12
          9.2. Authorization and Enforceability    12
          9.3. Legal Proceedings    13
          9.4. Assets Used in its Business    13
     Article 10.    Conditions Precedent to the Obligations of the
          Parties    13
          10.1.     Reservations and Warranties    13
          10.2.     Performance of Obligations     13
          10.3.     Delivery of Documents     13
          10.4.     No Proceedings Pending    13
          10.5.     Third Party Consents      13
     Article 11.    Additional Covenants by MPP and Trust VIII    14
          11.1.     Liquidation by MPP   14
          11.2.     Cooperation     14
     Article 12.    Miscellaneous   14
          12.1.     Expenses   14
          12.2.     Certain Taxes   14
          12.3.     Survival of Representations and Warranties    14
          12.4.     Notices    14
          12.5.     Assignment: Binding Effect Benefit  16
          12.6.     Entire Agreement     16
          12.7.     Amendment  16
          12.8.     Governing Law   16
          12.9.     Counterparts    16
          12.10.  Headings     16
          12.11.  Waivers      16
          12.12.  Severability      17
          12.13.  Enforcement of Agreement    17
          12.14.  Parties in Interest    17
          12.15.  Attorneys' Fees   17

                         MPP TERMINATION AGREEMENT



     This MPP Termination Agreement (the "Agreement") is dated as of February 22, 1996, among Meridian Point Properties, Inc., a California corporation ("MPP"), Meridian Point Realty Trust VIII Co., a Missouri corporation ("Trust VIII") and Meridian Industrial Trust, a Maryland corporation ("MIT").

                                BACKGROUND

     1. MPP was formed for the purpose of facilitating the sharing of employees and services among Trust VIII, Meridian Point Realty Trust '83, a California business trust ("Trust '83"), Sierra Real Estate Equity.Trust '84 Co., a Missouri corporation ("Trust '84"), Meridian Point Realty Trust IV Co., a Missouri corporation ("Trust IV"), Meridian Point Realty Trust VI Co., a Missouri corporation ("Trust VI"), Meridian Point Realty Trust VII Co., a Missouri corporation ("Trust VII"), and Meridian Point Realty Trust '82, a California business trust. Trust '83, Trust '84, Trust IV, Trust VI and Trust VII are collectively referred to herein as the "Trusts". Employees and services are provided by MPP under an Amended and Restated Employee Leasing Agreement, effective as of March 24, 1992, as amended (the "Employee Leasing Agreement") and the Amended and Restated Registrar Transfer Agent Dividend Disbursement and Service Agreement, effective March 24, 1992 (the "Transfer Agent Agreement"). In addition, MPP entered into a Stock Option Agreement with the Trusts, Trust '82, Trust VIII, Meridian Point Company and Milton K. Reeder, President of MPP, concerning the acquisition of MPP common stock, effective April 1, 1991, as amended (the "Option Agreement"). Currently, the Trusts, Trust VIII and Milton K. Reeder are shareholders of MPP.

     2. MPP and Trust VIII have entered into various indemnification agreements providing for the indemnification of MPP and its officers and directors.

     3. It is currently contemplated that Trusts IV, VI and VII will merge into MIT (the "Merger"), and MIT will purchase certain real estate assets from Trust '83 and certain other assets from Trust '83, Trust '84 and Trust VII.

     4. Trust VIII has terminated the Employee Leasing and Transfer Agent Agreements with MPP, effective November 30, 1995 and now desires to enter into an agreement concerning the transfer of certain rights and liabilities and the establishment of certain procedures and agreements as a result of such termination.

     5. MIT desires to purchase certain interests in tangible property from Trust VII, effective as of February 22, 1996, and MPP and Trust VIII desire to sell those assets to MIT.

                                DEFINITIONS

     As used in this Agreement, these terms have these meanings:

     "Action" means any action, complaint, investigation, suit or other proceeding, whether civil or criminal, in law or in equity, or before any arbitrator, government agency, bureau, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

     "Assets" means the furniture, fixtures, equipment and software owned or subject to capital leases listed on Schedule 2.1 which are owned by the Trusts and Trust VII.

     The "Business" means the business of providing employees and services under the Employee Leasing and Transfer Agent Agreement for the benefit of the Trusts.

     "Claim" means any claim, Action, assessment, obligation, amount paid in settlement, deficiency or loss.

     "Employee Leasing Agreement" means the Amended and Restated Employee Leasing Agreement, effective as of March 24, 1992, as amended, among MPP, the Trusts and Trusts '82 and VIII.

     "Environmental Laws" means (i) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended (42 U.S.C. Sections 6901 et seq.); (ii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, as now or hereafter amended (42 U.S.C. Sections 9601 et seq.); (iii) the Clean Water Act, as now or hereafter amended (33 U.S.C. Sections 1251 et seq.;
(iv) the Toxic Substances Control Act, as now or hereafter amended (15 U.S.C. Sections 2601 et seq.); (v) the Clean Air Act, as now or hereafter amended (42 U.S.C. Sections 7401 et seq.); (vi) any local, state or foreign law, statute, regulation, or ordinance analogous to any of the laws specified in items (i) through (v) above; or (vii) any other federal, state, local, or foreign law (including any common law), statute, regulation, or ordinance regulating, prohibiting, or otherwise restricting the placement, release (whether by spilling, leaking, pumping, pouring, emitting, emptying, discharging, ejecting, escaping, leaching, disposing, seeping, infiltrating, draining or dumping (hereinafter "Release")), threatened Release, generation, treatment, or disposal upon or into any environmental media of any substance, pollutant, or waste which is now or hereafter classified or considered to be hazardous or toxic to human health or the environment.

     "Existing MPP Indemnification Agreements" has the meaning set forth in Section 6. 1.

     "Merger" means the merger of Trusts IV, VI and VII into MIT under the Agreement and Plan of Merger as it may be amended from time to time among Trusts IV, VI and VII and MIT dated as of November 10, 1995.

     "MIT"  means Meridian Industrial Trust, Inc., a Maryland corporation.

     "MPP" means Meridian Point Properties, Inc., a California corporation.

     "MPP Shares"  means the outstanding common stock of MPP.

     "MPP Termination Time"  has the meaning set forth in Section 1.1.

     "MPP Termination Time Closing"  has the meaning set forth in Section
4.1.

     "Option Agreement" means the Stock Option Agreement, effective April 1, 1991, as amended, among Milton K. Reeder, MPP, the Trusts, Meridian Point Company and Trust '82 and Trust VIII.

     "Organizational Documents" means a corporation's articles of incorporation and bylaws or a business trust's declaration of trust and regulations.

     "Person" means an association, a corporation, an individual, a partnership, a joint venture, a limited liability company, a trust or any other entity or organization, including a governmental entity.

     "Post-Closing"  has the meaning set forth in Section 5. 1.

     "Selected Releasees"  has the meaning set forth in Section 3. 1.

     "Third Party Agreements"  has the meaning set forth in Section 1.4.

     "Transfer Agent Agreement" means the Amended and Restated Registrar, Transfer Agent, Dividend Disbursement and Service Agreement, effective March 24, 1992, as amended, among MPP, the Trusts, Trust '82 and Trust VII.

     "Trust '82" means Meridian Point Realty Trust '82, a California business trust.

     "Trust '83" means Meridian Point Realty Trust '83, a California business trust.

     "Trust '84" means Sierra Real Estate Equity Trust '84 Co., a Missouri corporation.
     "Trust IV" means Meridian Point Realty Trust IV Co., a Missouri corporation.

     "Trust VI" means Meridian Point Realty Trust VI Co., a Missouri corporation.

     "Trust VII" means Meridian Point Realty Trust VII Co., a Missouri corporation.

     "Trust VIII" means Meridian Point Realty Trust VII Co., a Missouri corporation.

                                 AGREEMENT

     The parties agree as follows:

     Article 1. Termination of MPP Contracts and Purchase of MPP Shares.

     1. 1.     Termination Date.  Effective as of 5:00 p.m. (Pacific Time)
on November 30, 1995, Trust VIII terminated the Employee Leasing Agreement and Transfer Agent Agreement (the "MPP Termination Time"). The indemnification protections set forth in Article 10 of the Employee Leasing Agreement and Article 5 of the Transfer Agent Agreement shall survive the termination of the Employee Leasing and Transfer Agent Agreements, with to actions taken by MPP and MPP's directors, officers and employees on behalf of Trust VIII before the MPP Termination Time.

     1.2. Purchase of MPP Shares. Trust VIII shall sell to MPP and MPP shall purchase the 90 MPP Shares owned by Trust VIII at the MPP Termination Time Closing. The purchase price for the MPP Shares shall be the price specified in MPP's Organizational Documents of $3.84 per share. At the MPP Termination Time Closing, MPP shall deliver checks payable to or endorsed for payment to Trust VIII in the amount of $345.60 and Trust VIII shall transfer the above specified MPP Shares to MPP.

     1.3. Termination of Option to Purchase MPP Shares. Effective at the MPP Termination Time Closing, Trust VIII shall release its option to purchase additional MPP Shares as specified in the Option Agreement.

     1.4. Transfer of Third Party Agreements. MPP has entered into various agreements and arrangements, including those listed on Schedule 1.4 (the "Third Party Agreements"). MPP shall take all actions as are necessary and requested by Trust VIII to permit Trust VIII, as indicated on Schedule 1.4, to assign MPP's rights insofar as they involve Trust VIII and assume MPP's obligations insofar as they involve Trust VIII effective as of or before the Closing, if any, under the Third Party Agreements listed on Schedule
1.4. Trust VIII agrees to the assignment of rights and assumption of liabilities under the Third Party Agreements as set forth in Schedule 1.4.

     1.5. Transfer of Rights in Actions. MPP is a party to certain Actions listed on Schedule 1.5 arising out of MPP's duties and obligations to the Trusts under the Employee Leasing and Transfer Agent Agreements. MPP shall take all actions as are necessary and requested by Trust VIII to permit Trust VIII to assign MPP's rights to Trust VIII and have Trust VIII assume MPP's obligations as a party to the Actions as specified on Schedule 1.5 as of the MPP Termination Time Closing. The actions to be taken shall include: (i) assisting in the smooth transition and taking all steps necessary to prevent any unnecessary delay or waiver of any rights that Trust VIII may have in such Actions; (ii) assisting in the substitution of Trust VIII for MPP in such Actions; (iii) causing Trust VIII to obtain the benefit of the Actions; and (iv) permitting Trust VIII to assume the cost and, to the extent practical, assume supervision of the Actions, all effective, to the extent practicable as of the MPP Termination Time Closing.

     1.6. Transfer of Rights in Certain Insurance Policies. MPP is a named insured on certain insurance policies arising out of MPP's duties and obligations to Trust VIII under the Employee Leasing and Transfer Agent Agreements. MPP shall take all actions as are necessary and requested by Trust VIII to permit Trust VIII to assign MPP's rights insofar as they involve Trust VIII to Trust VIII and have Trust VIII assume MPP's obligations as of the MPP Termination Time Closing. The actions to be taken shall include: (i) taking all steps necessary to prevent any unnecessary delay or waiver of any rights to insurance proceeds that Trust VIII may have to such proceeds; (ii) assisting in the substitution of Trust VIII for MPP on such policies; and (iii) causing Trust VIII to obtain the benefits of any insurance proceeds to the extent practicable effective as of and after the MPP Termination Time Closing.

     1.7. Transfer of Certain Books and Records. MPP and MIT shall cooperate in the transfer to Trust VIII of all books, records, contracts, leases, receipts and other items relating to Trust VIII's assets or business as requested by Trust VIII and Trust VIII shall bear the cost of transferring such records. Insofar as such books of records relate jointly to Trust VIII and the Trusts ("Joint Records"), MPP shall provide copies of such Joint Records to Trust VIII as requested and Trust VIII shall bear the cost of making such copies.

     Article 2.     Purchase of Assets and Transfer of Certain Interests.

     2.1. Purchase of Assets. Subject to the terms and conditions of this Agreement, at the MPP Termination Time Closing, Trust VIII shall sell and deliver to MIT, and MIT shall purchase and accept from Trust VIII, Trust VIII's interest in all the Assets listed on Schedule 2.1. At the MPP Termination Time Closing, MIT shall deliver a check payable to Trust VIII in an amount equal to the fair market value of Trust VIII's interest in the Assets as specified on Schedule 2.1.

     Article 3.     Releases.

     3.1. Release by Trust VIII. At the MPP Termination Time Closing, and without the need to deliver additional documents or take any other actions, Trust VIII shall release and discharge MPP and its officers and directors, both past and present listed on Schedule 3.1 (collectively "Selected Releasees"), with respect to and from any and all Claims, whether now known or unknown, and whether or not concealed or hidden, all of which Trust VIII now owns or holds or has at any time owned or held against any Selected Releasee. However, Trust VIII shall not release and discharge Selected Releasees (i) from their obligations under this Agreement; (ii) from any Claim arising out of a unlawful personal gain to a Selected Releasee; (iii) any Claim arising out of dishonest, fraudulent or criminal acts by a Selected Releasee; or (iv) any Claim arising out of willful malfeasance by a Selected Releasee. In furtherance of this intention, Trust VIII hereby expressly waives, effective as of the MPP Termination Time Closing, any and all rights and benefits conferred upon it by Section 1542 of the California Civil Code and expressly consents that this release shall be given full force and effect according to each and all of its express terms and provisions.

     Section 1542 provides:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     3.2. Release by MPP. At the Closing, and without the need to deliver additional documents or take any other actions, MPP shall release and discharge Trust VIII with respect to and from any and all Claims arising under Environmental Laws with respect to real property owned directly or indirectly by Trust '83, whether known or unknown, and whether or not concealed or hidden. In furtherance of this intention, MPP hereby expressly waives, effective as of the MPP Termination Time Closing, any and all rights and benefits conferred upon it by Section 1542 of the California Civil Code and expressly consents that this release relating to Claims under the Environmental Laws with respect to real property owned directly or indirectly by Trust '83 shall be given full force and effect according to each and all of its express terms and provisions.

     Section 1542 provides:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     Article 4.     The MPP Termination Time Closing.

     4.1. Time of the Closing. The WP Termination Time Closing shall take at the offices of Heller Ehrman White & McAuliffe, at 333 Bush Street, San Francisco, California 94104 on Thursday, February 22, 1996 at 5:00 p.m. local time. At the MPP Termination Time Closing, the following events shall take place:

     (a) Each of the parties to this Agreement shall deliver certified Board resolutions or minutes authorizing the consummation of the transactions contemplated by this Agreement;

     (b) Trust VIII shall deliver a bill of sale, in such form that is acceptable to the parties, representing the Transfer of its interest in the Assets to MIT;

     (c) MIT shall deliver to Trust VIII a check in respect of such Trust's respective interests in the Assets as set forth on Schedule 2.1;

     (d) MPP shall deliver copies of all written notices of assignment as required pursuant to the Third Party Agreements to be transferred as specified on Schedule 1.4;

     (e) MPP shall deliver evidence of any required assignment or transfer by MPP of rights and assumption of obligations with respect to Actions listed on Schedule 1.5; and

     (f) The Trusts and MPP shall deliver an assignment and assumption agreement relating to (i) the assignment and assumption of the Third Party Agreements and (ii) the assignment or transfer of rights and assumption of obligations with respect to the Actions listed on Schedule I.5.

     (g)  Trust VIII shall deliver its MPP Shares as required pursuant to
Section 1.2; and

     (h) MPP shall deliver a check to Trust VIII representing payment for the MPP Shares purchased from Trust VIII as required by Section 1.2.

     Article 5.     Post-Closing Adjustments.

     5.1. Post-closing Adjustment. Within 90 days after the MPP Termination Time Closing, MPP shall determine the amounts owed to Trust VIII and owed by Trust VIII under the Employee Leasing Agreement, the Transfer Agent Agreement and this Agreement. MPP shall prepare and deliver, within 100 days after the MPP Termination Time Closing, a report (the "Post-Closing Report") to Trust VIII and MIT verifying the amounts payable under the Employee Leasing and Transfer Agent Agreements and this Agreement, and setting forth amounts owed to MPP and Trust VIII under such agreements including, but not limited to, the advance of funds paid by Trust VIII to MPP pursuant to Section 6.2 of the Employee Leasing Agreement (the "Advance"). MIT and Trust VIII shall have up to 30 days to object to any item in the Post Closing Report. If no objections are raised during such thirty day period MIT, MPP and Trust VIII shall pay the amounts due, if any, as set forth in such Post Closing Report. If any objections to the Post Closing Report are raised, MPP, MIT and Trust VIII shall cooperate to promptly resolve any differences. MIT and Trust VIII notify MPP in writing as soon as each of them has approved the Post Closing Report and within ten days thereafter, MPP, MIT and Trust VIII shall pay to the appropriate party such amounts owed, if any, as are specified in such Post-Closing Report.

     Article 6.     Indemnification.

     6.1. No Waiver of Indemnification Rights. Other than the release by MPP set forth in Section 3.2, nothing in this Agreement shall be construed as (i) a termination by Trust VIII or MPP of any obligation to indemnify MPP or its present or former officers, directors, employees or agents ("MPP Indemnitees") or (ii) a waiver by any MPP Indemnitee of his or her right to be indemnified by MPP or Trust VIII. Accordingly, the MPP Indemnitees shall retain all rights of indemnification they are presently entitled to including, but not limited to, those permitted or required (i) by law, (ii) under MPP's and Trust VIII's Organizational Documents, (iii) under the Employee Leasing and Transfer Agent Agreements; and (iv) under all existing arrangements or agreements providing for the indemnification of MPP and its officers, directors, employees and agents (the "Existing MPP Indemnification Agreements").

     Article 7.     Representations and Warranties of Trust VIII.

     Trust VIII represents and warrants to MPP and MIT as follows:

     7.1. Authorization and Enforceability. Trust VIII is duly incorporated and validly existing under the laws of the State of Missouri. Trust VIII has all necessary corporate power and corporate authority to execute, deliver and perform this Agreement.

     7.2. Authorization and Enforceability. The execution, delivery and performance of this Agreement by Trust VIII has been duly and validly authorized by the Trust VIII's Board of Directors, and no other corporate proceedings on the part of Trust VIII (including stockholder approval) is necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Trust VIII, and constitutes the legal, valid and binding obligation of Trust VIII, enforceable against Trust VIII in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.
     7.3. Legal Proceedings. There is no Action which is pending, or to the knowledge of Trust VIII against Trust VIII, which questions the validity or propriety of this Agreement or any action to be taken by Trust VIII in connection with this Agreement.

     7.4. Transfer of Property. To the best of Trust VIII's knowledge, the Assets listed on Schedule 2.3 constitute all of the tangible and intangible property used by MPP to run MPP's business in which Trust VIII has an ownership interest except for such tangible or intangible property that is located at a commercial property owned by Trust VIII.

     Article 8.     Representations and Warranties of MIT.

     MIT represents and warrants to Trust VIII and MPP as follows:

     8.1. Organization and Related Matters. MIT is duly incorporated and validly existing under the laws of the State of Maryland. MIT has all corporate power and corporate authority to execute, deliver and perform this Agreement.

     8.2. Authorization and Enforceability. The execution, delivery and performance of this Agreement by MIT has been duly and validly authority by the Board of Directors of MIT and no other corporate proceedings on the part of MIT (including stockholder approval) are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by MIT and constitutes the legally valid and binding obligation of MIT, enforceable against MIT in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

     8.3. Legal Proceedings. There is no Action which is pending or, to the knowledge of MIT, threatened, against MIT which questions the validity or propriety of this Agreement or any action to be taken by MIT in connection with this Agreement.

     Article 9.     Representations and Warranties of MPP.

     MPP represents and warrants to MIT and Trust VIII as follows:

     9.1. Organization and Related Matters. MPP is duly incorporated and validly existing under the laws of the State of California. MPP has all necessary corporate power and corporate authority to execute, deliver and perform this Agreement.

     9.2. Authorization and Enforceability. The execution, delivery and performance of this Agreement by MPP has been duly and validly authorized by the Board of Directors of MPP and no other corporate proceedings on the part of MPP are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by MPP and constitutes the legally valid and binding obligation of MPP, enforceable against MPP in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

     9.3. Legal Proceedings. There is no Action which is pending or, to the knowledge of MPP threatened, against MPP as of the date hereof which questions the validity or propriety of this Agreement or any action to be taken by MPP in connection with this Agreement.

     9.4. Assets Used in its Business. All of the furniture, fixtures, equipment, and software that currently is used or has been used by MPP to perform services under the Employee Leasing Agreement and Transfer Agent Agreement is or was owned by the Trusts and Trust '82 and Trust VIII and not by MPP.

     Article 10.    Conditions Precedent to the Obligations of the Parties.

     The obligations of each party to this Agreement to be performed at the MPP Termination Time Closing are subject to satisfaction of each of the following conditions or to waiver by the party or parties that benefit by such condition:

     10.1. Reservations and Warranties. The representations and warranties made by each other party in Articles 7, 8 and 9 shall be true and correct on and as of the MPP Termination Time Closing with the same force and effect as though all such representations and warranties had been made on and as of the Closing, except as otherwise contemplated by this Agreement.

     10.2. Performance of Obligations. All the other parties to this Agreement shall have performed in all material respects those Of their obligations set forth in this Agreement required to be performed by them before the Closing.

     10.3. Delivery of Documents. All of the other parties to this Agreement shall have delivered the documents, certificates and checks specified in Section 4.1.

     10.4. No Proceedings Pending. No Action shall have been instituted or threatened and no law, statute, rule or regulation shall be in effect which may materially restrain, prohibit or invalidate any of the transactions contemplated by this Agreement.

     10.5. Third Party Consents. MPP and Trust VIII shall have delivered to MIT all written consents and waivers or advisable in the reasonable judgment of MIT to permit the sale of Assets to MIT and the consummation of the other transactions contemplated herein including the assignment of all Third Party Agreements listed on Schedule 1.5.

     Article 11.    Additional Covenants by MPP and Trust VIII.

     11.1. Liquidation by MPP. MPP shall liquidate and dissolve in accordance with the voluntary dissolution procedures set forth in Division 1, Chapter 19 of the California Corporations Code as soon as feasible after the MPP Termination Time Closing.

     11.2.     Cooperation.  MPP and MIT shall use their best efforts to:
(i) cooperate and cause others under their control or influence to cooperate with Trust VIII and their counsel, accountants, and other designated representatives to Provide MIT and Trust VIII with full access to the books, contracts, commitments and other records (including computer files, retrieval programs and related documentation) of MPP and Trust VIII concerning any matter that is a subject of this Agreement.

     Article 12.    Miscellaneous.

     12.1. Expenses. Except as otherwise provided in this Agreement, each party shall pay its own expenses incident to the drafting, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, all legal and accounting fees and disbursements.

     12.2. Certain Taxes. If any sales taxes are in respect of the sale of any of Trust VIII's interest in the Assets to MIT, Trust VIII and MIT shall each pay half of those taxes.

     12.3. Survival of Representations and Warranties. The respective representations and warranties of the parties shall survive the MPP Termination on Time Closing and shall remain in effect for a period of one year following the MPP Termination Time Closing Date.

     12.4. Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission, courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

If to MPP:

     Milton K. Reeder
     President
     Meridian Point Properties, Inc.
     455 Market Street, 17th Floor
     San Francisco, California 94105
     Telephone:     (415) 281-3900
     Facsimile:     (415) 284-2840

If to MIT:

     Allen J. Anderson
     Chairman
     Meridian Industrial Trust, Inc.
     455 Market Street, 17th Floor
     San Francisco, California 94105
     Telephone:     (415) 281-3900
     Facsimile:     (415) 284-2840

If to Trust VIII:

     Ms. Lorraine Legg
     President
     Meridian Point Realty Trust VIII Co.
     655 Montgomery Saw, Suite 800
     San Francisco, California 94111
     Telephone:     (415) 393-8000
     Facsimile:     (415) 393-8006

with a copy of any notice to any party to:

     Mr. Milton K. Reeder
     President
     Meridian Industrial Trust, Inc.
     455 Market Street, 17th Floor
     San Francisco, California 94105
     Telephone:     (415) 281-3900
     Facsimile:     (415) 284-2840

with an additional copy of any notice to any party to:

     Daniel E. Titelbaum, Esq.
     Heller Ehrman White & McAuliffe
     333 Bush Street
     San Francisco, California 94104-2878
     Telephone:     (415) 772-6000
     Facsimile:     (415) 772-6268

     Denis F. Shanagher, Esq.
     Preuss Walker & Shanagher LLP
     595 Market Street, 16th Floor
     San Francisco, California 94105
     Telephone:     (415) 978-2600
     Facsimile:     (415) 978-2613

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

     12.5. Assignment: Binding Effect Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement be binding upon and shall inure to the benefit of the parties hereto and their respective successor and assigns.

     12.6. Entire Agreement. This Agreement, including its schedules and exhibits, constitutes the entire agreement among the parties with respect to its subject matter and supersedes all prior agreements and understandings among the parties with respect thereto except to the extent the Agreement expressly preserves those agreements or understandings.

     12.7. Amendment. This Agreement and any schedule or exhibit attached hereto may be amended only by agreement in writing signed by all parties.

     12.8. Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA.

     12.9. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     12.10. Headings. Headings in this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

     12.11. Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties or covenants contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

     12.12. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     12.13. Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent a breach of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     12.14. Parties in Interest. Nothing in this Agreement, express or implied, is intended to confer upon any other person or entity that is not a party to this Agreement any rights or remedies of any nature whatsoever under or by reason of this Agreement, except for the (i) benefits conferred upon Selected MPP Indemnitees in respect of the indemnifications described in Article 6 and (ii) the benefits conferred upon Selected Releasees described in Article 3, which are intended for the benefit of such persons or entities and may be enforced by them. Nothing in this Agreement is in to relieve or discharge the obligation of any third person or entity to, or to confer any right of subrogation or action over or against, any party to this Agreement.

     12.15. Attorneys' Fees. If any Action is instituted by any party to this Agreement to enforce on any of the terms, the prevailing party or parties shall be entitled to recover from the other party or parties all fees, costs and expenses of such prevailing party's or parties' counsel, accountants and experts in addition to any other amount to which the prevailing party or parties may be entitled as a result of such Action.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

     "MPP"
     MERIDIAN POINT PROPERTIES, INC.,
     a California corporation


     By _______________________________________
          Milton K. Reeder
          Its President



     "MIT"
     MERIDIAN INDUSTRIAL TRUST, INC.,
     a Maryland corporation


     By________________________________________
          Allen J. Anderson
          Its Chairman of the Board
               and Chief Executive Officer



     "TRUST VIII"
     MERIDIAN POINT REALTY TRUST VII CO.,
     a Missouri corporation


     By________________________________________
          Lorraine O. Legg
          President

                         MPP TERMINATION AGREEMENT
                         -------------------------

             SCHEDULE 1.4 - TRANSFER OF THIRD PARTY AGREEMENTS
             -------------------------------------------------

     1. Real Estate Management Agreement between Trammell Crow Management Services (formerly Memphis Industrial Overhead L.P.) and Meridian Point Properties, Inc. dated February 8, 1990 as amended by Amendment No. I dated November 15, 1991, Amendment No. 2 dated March 1, 1994, and Amendment No. 3 dated June 8, 1994

     2. Real Estate Management Agreement between Carpenter Properties, Inc. and Meridian Point Properties, Inc. dated January 1, 1993

     3. Real Estate Management Agreement between O'Donnell Property Services, Inc. and Meridian Point Properties, Inc. dated September 1, 1993 as amended by the First Addendum effective March 1, 1994

     4. Real Estate Management Agreement between Primewest L.L.C. (as successor to Primewest West Real Estate Services, Inc.) and Meridian Point Properties dated August 1, 1993)

     5.   Real Estate Management Agreement between Wilcox Realty Group,
Inc. and Meridian   Point Properties, Inc. dated August 1, 1993

     6. Real Estate Management Agreement between H.P. Industrial Management #2, Inc. and Meridian Point Properties, Inc. dated June 15, 1993

     7. Letter of Credit re Sterling Logistics in favor of Meridian Point Properties, Inc. effective through July 31, 1996

     8. Tax Services Agreement between Meridian Point Properties, Inc. and George McElroy & Assoc. dated January 6, 1995

                         MPP TERMINATION AGREEMENT

               SCHEDULE 1.5 - TRANSFER OF RIGHTS IN ACTIONS


Although MMP and Trust VIII have not been named as a defendant in any of the following actions and MPP is not aware of any reason why it or Trust VII should be named, in the event that MPP were named in the future in connection with the following actions, MPP's rights and obligations would be assigned or assumed by Trust VII as follows:

1.   1033 E. Maricopa
     CalMat Properties Co., R.E. Accommodation Company, Agra Earth & Environmental Inc., SHB Agra, Inc., Air Cargo Transit, Inc., Frank Stewart Construction Consultants, Inc., Western Soils Stabilization, Inc., John Does 1-100 Breach of Contract, Professional Negligence, Negligent
Misrepresentation, Fraud, Indemnity.

                         MPP TERMINATION AGREEMENT
                         -------------------------

             SCHEDULE 2.1 - PURCHASE OF ASSETS FROM TRUST VIII
             -------------------------------------------------

Description of Assets

Desks, Credenzas & Tables:
3/Anderson Oak Executive, 72"
4/Anderson Oak Managers, 62"
6/Anderson Oak desk with return
U-shaped workstation w/credenza
2/Hardwood house, work table, mahogany
Hardwood house, workwall unit, mahogany
Barclay, tandem credenza unit, mahogany
New Harmony, custom conference table, mahogany
3/Hardwood house, Conference, mahogany
2/Oval 2 pedestal Conference, mahogany
Double pedestal Oval Conference, Lt. Oak
Cherry Credenza in main conference room
6/Anderson Oak credenza
2/Hardwood house, credenza, mahogany
1/small credenza with fridge, mahogany
2/Hickory, Braun sq. table, mahogany
Hickory, federal corner, coffee & sofa tables, Dk cherry
3/Johnson kitchen tables, white & oak finish
2/Long & narrow oak work tables
3/Folding tables, grain laminated top
1/Tier sorters with dividers
2/Metal utility tables, wood grain laminated top


Sofa & Chairs:
Brickel cherry wood frame sofa, summer garden
2/Brickel cherry wood frame lounge
3/Bernhardt, loose cushion lounge, summer garden
12/Gunlock swivel arm, wool cisele cedar, walnut
4/Gunlock arm, wool cisele cedar, walnut
4/Gunlock arm, walnut (2/rain forest & 2 sq. root)
14/Brickel swivel arm, green Corduroy, cherry
28/Gunlock swivel arm, rain forest, walnut
25/Hayes visitor arm, green/oak
23 /Secretary, condi peli with arms
15/Secretary, condi peli
2/Manager's, Kimball, green/oak
1/Executive highback, green
1/Executive highback, leather
2/Tweed reception chairs
10/Windsor kitchen arm, natural wood
4 /Stools with arms & casters, gray


File Cabinets & Bookcases:
16/Harpers metal 5 drawer
18/Harpers metal 4 drawer
9/Harpers metal 3 drawer
9/Harpers metal 2 drawer
2/Metal Fire File cabinets (2-drawer
10/Anderson Oak 2 drawer file
Hardwood House 2 drawer file, mahogany
3/Anderson Oak 2 shelf
10/Anderson Oak 3 shelf
4/Egan Visual, mahogany


Miscellaneous Furniture & Shelving:
White Aisle-Saver CD 1000 storage system
5/Aluminum shelves
30/Posters, framed in German silver
35/Desktop items (stapler, calendar holder, tape dispenser) Christmas
Decorations


Haworth Systems Furniture:
9/8 x 8 stations with power
21/10 x 10 stations with power
5/Miscellaneous stations & offices
     (please see attachment for more detail)


Equipment:
Voicepoint teleconference unit
2 Sound Station Audioconferencing System
3/Plantronics w/supra headset
4/Plantronics w/mirage headset
4/Ultralight Helloset (headset)
5/HP calculators
15/Casio 12 digit table model calculators
15/Sharp 12 digit table model calculators
2/Dictaphones, hand held 1253 & 1254/ Sanyo TRC3576)
2/Dictaphone transcribes 1880 & 1882)
3/Xerox 6010 typewrite
IBM wheelwriter typewriter
2/IBM selectric 11 typewriter
Smith Corona, XD7700
Pitney Bowes, 1861 folder & inserter
IMS F307, mail machine
Freiden Alcatel 5001, letter opener
Brother P-25 Touch label printer
Cannon L70 plain paper fax
Fujitsu, Dex 140 Fax (thermal paper)
Kodak 500 Star Reeder
910 Power shredder


Appliances:
Sub-zero refrigerator
2/microwaves
2/mini-refrigerators

Equipment:
Xerox 2058 Copier
Mita LDC-650 Fax Machine
lMS Hasler Postage Scale


SAN FRANCISCO OFFICE:
Executive Assistant Area (3 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
7/Tac Board/Tweed; 36W x 16H
3/Tac Board/Fog Flannel; 36W x 16H
3/Power Panel/Tweed; 30W x 48H
12/Power Panel/Tweed; 36W x 48H
8/Power Panel/Tweed; 36W x 66H
2/Work Surface Greytone; 36W x 29H
4/Work Surface/Greytone; 72W x 29H
2/Work Surface/Greytone; 72W x 23H


Accounting Run (6 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr w/Task Light/Tweed; 36W x 16H
6/Pedestal/Greytone; Tray/Box/File
2/Tac Board/Tweed; 36W x 16H
10/Tac Board/Fog Flannel; 36W x 16H
1/Tac Board/Fog Flannel; 60W x 16H
7/Power Panel/Tweed; 24W x 66H
7/Power Tweed; 30W x 66H
12/Power Tweed; 36W x 66H
5/Power Tweed; 48W x 66H
8/Power Tweed; 60W x 66H
5/Work Greytone; 23W x 29H
5/Work Surface/Greytone; 72W x 29H
5/Work Surface/Greytone; 23W x 60H
Real Estate (I Statim):
2/Flipper Dr w/Task Light/Fog 1; 36W x 16H
1/Flipper Dr w/Task Light/Fog Flannel; 60W x 16H
1/Pedestal/Greytone; Tray/Box/File
1/Tac Board/Tweed; 36W x 16H
1/Tac Board/Fog 1; 60W x 16H
2/Power Panel/Tweed; 36W x 48H
3/Power Panel/Tweed; 24W x 66H
2/Power Panel/Tweed; 36W x 66H
1/Power Panel/Tweed; 42W x 66H
2/Work Surface/Greytone; 42W x 23H
1/Work Surface/Greytone; 60W x 23H
2/Work Surface/Greytone; 72W x 23H


Real Estate (3 Stations):
4/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
2/Tac, Board/Tweed; 60W x 16H
2/Power Panel/Tweed; 24W x 48H
2/Power Panel/Tweed; 36w x 48H
2/Power Panel/Tweed; 24W x 66H
2/Power Panel/Tweed; 30W x 66H
8/Power Panel/Tweed; 36W x 66H
4/Power Panel/Tweed; 60W x 66H
1/Work Surface/Greytone; 36W x 23H
2/Work Surface/Greytone; 60W x 23H
1/Work Surface/Greytone; 72W x 23H
2/Work Surface/Greytone; 36W x 29H
2/Work Surface/Greytone; 72W x 29H


Old Legal Area (4 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
8/Tac Board/Fog Flannel; 36W x 16H
1/Power Panel/Tweed; 24W x 48H
1/Power Panel/Tweed; 30W x 48H
3/Power Panel/Tweed; 24W x 66H
9/Power Panel/Tweed; 30W x 66H
14/Power Panel Tweed; 36W x 66H
1/Power Panel/Tweed; 48W x 66H
2/Power Panel/Tweed; 60W x 66H
3/Work Surface/Greytone; 60W x 23H
2/Work Surface/Greytone; 72W x 23H
3/Work Surface/Greytone; 30W x 29H
1/Work Surface/Greytone; 36W x 29H
4/Work Surface/Greytone; 72W x 29H


Investor Services (6 Stations):
15/Flipper Dr. w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr. w/Task Light/Fog Flannel; 48W x 16H
6/Pedestal/Greytone; Tray/Box/File
9/Tac Board Tweed; 36W x 16H
3/Tac Board Tweed; 60W x 16H
2/Tac Board Fog Flannel; 36W x 16H
5/Tac Board Fog Flannel; 60W x 16H
7/Power Panel/Glass; 24W x 66H
5/Power Panel/Glass; 30W x 66H
5/Power Panel/Glass; 36W x 66H
3/Power Panel/Tweed; 24W x 48H
4/Power Panel/Tweed; 24W x 66H
5/Power Panel/Tweed; 30W x 66H
16/Power Panel/Tweed; 36W x 66H
2/Power Panel/Tweed; 48W x 66H
3/Power Panel/Tweed; 60W x 66H
6/Work Surface/Greytone; 48W x 23H
5/Work Surface/Greytone; 60W x 23H
3/Work Surface/Greytone; 36W x 29H
6/Work Surface/Greytone; 72W x 29H


Acct./MIS/Finance (12 Stations):
21/Flipper Dr. w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr. w/Task Light/Tweed; 36W x 16H
21/Pedestal/Greytone; Tray/Box/File
22/Tac Board/Fog Flannel; 36W x 16H
16/Power Panel/Glass; 30W x 66H
1/Power Panel/Glass; 36W x 66H
12/Power Panel/Tweed; 24W x 66H
19/Power Panel/Tweed; 30W x 66H
1/Power Panel/Tweed; 36W x 66H
2/Power/Panel/Tweed; 48W x 66H
10/Power Tweed; 60W x 66H
17/Work Surface/Greytone; 60W x 23H
1/Work Surface/Greytone; 24W x 29H
3/Work Surface/Greytone; 72W x 29H


PC Inventory:
User I.D./Description
AL - Memphis; UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor ALICLAE; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
BARBARAS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
BOBD; Gateway 2000; 486/33V; 8 Mb RAM; 207 HDD; 17" Monitor
BRL4,NZ; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 15" Monitor
CFTESTEW; UC Computer; 386/33; 8 Mb RAM; 102 HDD; 14" Monitor
Check Printer PC; Acer; 38&16; 4 Mb RAM; 329 HDD; 14" Monitor
CHRISTIA; UC Computer; 386/40; 4 Mb RAM; 127 HDD; 14" Monitor
DAVIDS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
DEBBEEW; Gateway 2000; 48&33; 16 Mb RAM; 200 HDD; 14" Monitor
DENNISH; Gateway 2000; 486/33C; 8 Mb RAM; 207 HDD; 14" Monitor
DICKW; Gateway 2000; 486133V; 16 Mb RAM; 250 HDD; 14" Monitor
JENNYM; Gateway 2000; 486166; 16 Mb RAM; 333 HDD; 14" Monitor
JIMS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
JOANNEL; UC Computer; 386133; 4 Mb RAM; 117 HDD; 14" Monitor
KARENC; Gateway 2000; 486/33V; 16 Mb RAM; 207 HDD; 14" Monitor
KIMN; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
LINDAH; Gateway 2000; P5/60; 8 Mb RAM; 5W HDD; 17" Monitor
LINDAM; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
LOUISER; UC Computer; 386/33; 8 Mb RAM; 117 HDD; 14" Monitor
MARCIAL; Gateway 2000; 486/33; 4 Mb RAM; 200 HDD; 17" Monitor
MICHELLE; Gateway 2000; 486/33V; 12 Mb RAM; 207 HDD; 17" Monitor
MILTR; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
MILTR - Notebook; Compaq; 486150; 8 Mb RAM;'250 HDD; 9" Monitor
NANCY; Gateway 2000; 486133; 8 Mb RAM; 200 HDD; 17" Monitor
NEMESIO; Gateway 2000; 486/33V; 16 Mb RAM; 117 HDD; 14" Monitor
NOELK; Gateway 2000; 486133; 16 Mb RAM; 207 HDD; 14" Monitor
Notebook#l; Gateway 2000; 486/25; 4 Mb RAM; 250 HDD; 9" Monitor Notebook#2; Gateway 2000; 486125; 4 Mb RAM; 250 HDD; 9" Monitor
Project; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 14" Monitor
Report Station; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 14" Monitor RUSSELLT; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
SANNYP; UC Computer; 386/33; 4 Mb RAM; 207 HDD; 14" Monitor
SILVIA - Memphis; UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor Spare1; UC Computer; 386/40; 4 Mb RAM; 117 HDD; 14" Monitor
Spare2; UC Computer; 386/33; 4 Mb RAM; 127 HDD; 14" Monitor
Spare3; UC Computer; 386/33; 4 Mb RAM; 122 HDD; 14" Monitor
Spare4; UC Computer; 386/33; 4 Mb RAM; 122 HDD; 14" Monitor
STEVEJ; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
Temp (Bemie-Old); UC Computer; 386/40; 4 Mb RAM; 127 HDD; 14" Monitor Temp (MIS printer); UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor - Memphis; Gateway 2000; 486/66; 8 Mb RAM; 207 HDD; 15" Monitor
VANL; UC Computer; 386/40; 4 Mb RAM; 119 HDD; 14" Monitor
VERNT; Gateway 2000; 486133; 16 Mb RAM; 207 HDD; 14" Monitor
ALLENA; Gateway 2000; P5/100; 16 Mb 850; 17" Monitor
MIS Util PC Gateway 2000; 486/66 E; 64 Mb; 2000; 14" Monitor
Asset Manager; 486/66 upgrade
Bemardb P5/120 upgrade
Invest relations 486/33V upgrade


Software Summary:
1/Afterdark; Windows Screen Saver; 2.0
1/Aldus Pagemaker; Public Software; 4.0
1/Cheyenne Arcserve; Network Backup Software; 5.OIG
1/Intel NetSatisFAxtion; Network Fax Server Software; 3.1
14/Microsoft Access; Windows Database Program; 2.0
51/Microsoft DOS; PC Operating System Software; 5.0, 6.2x 26/Microsoft Excel; Windows Spreadsheet Program; 5-Oa
13/Microsoft Powerpoint; Windows Graphic/Presentation Program; 4.0 1/Microsoft Project; Windows Organizational Program; 4.0
31/Microsoft Windows; PC Graphic User Interface Software; 3.11
17/Microsoft Word; Windows Word Processor; 6.Oa
1/Norton utilities; PC Utilities Program; 8.0
1/Novell Netware 4.1 100 USET
1/Novell Netware 4.1 5 USEZ
3/QEMM; PC Memory Manager; 6.02,7.01,7.5
1/Sidekick; Personal Information Manager; 1.0
1/SKYLINE; Property Management & Accounting Software; 3.51.02
1/Wordperfect Office; E-mail, Network Menu, Calendar Software; 3.1 I/XtreeNet; Network File Manager; 3.0
2 Windows '95
2 Office '95


Modem Inventory:
ALICIAE; Microcomm QX/12K; External; v.22
BARBARAS; Hayes Optima 9600; External; v.32
DAVIDS; Microcomm QX/12K; External; v.22
DENNISH; Microcomm QX/12K; External; v.22
FAXSVR; Intel Satisfaction; Internal; v.32
H0l; Hayes Optima 288; External; v.34
H02; Hayes Optima 288; External; v.34
H03; Hayes Optima 288; External; v.34
MILTR; Hayes Acura 288; External; v.fc
RUSSELLT; Hayes Optima 288; External; v.34
STEVEJ; Microcomm QX/12K; External; v.22
TIMMIEL; Hayes Optima 288; External; v.34


Computer Room Inventory:
ColorWorks; Proxima - Colorworks A502C; VGA Connecting overhead projection unit

Ethemet Hub (12 port); Synoptics 3030 10Base-T; 10-BaseT nit 1 retiming module and 1x12 port card

FAXSVR; UC Computer 386/33; IntelNetSatisfaction v3.0 with 1 IntelFaxmodem board

H01; Gateway 386/33; Remote Access PC #1
H02; Gateway 386/33; Remote Access PC #2
LAN Tape Drive; HP 35480a SCSI II Fast, 4mm dat drive; 4mm DAT drive for the file server and SAA gateway

LANPlex 6004 10BaseT; 3COM LANPlex 6004 Switched Ethemet; 8 port Switched Ethemet module

LANPlex 6004 Chassis; 3COM LANPlex 6004 Chassis; 4 slot LanPlex 6000
Chassis

LANPlex 6004 FDDI; 3COM LANPlex 6004 FDDI Module; 12 port FDDI module

LANPlex 6004 Mgmt; 3COM LANPlex 6004 Mgmt Module; 3 MAC Management module

LinkBuidderl; 3COM LinkBuilder -TP/8; 8 Port 10-BaseT Hub
LinkBuilder2; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder3; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder4; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder5; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder6; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder7; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
MERIDIAN File Server; Compaq Proliant 4500R; Running Novell v4.1 - 100 user, 2/4x4.3Gb SCSI-II fast/wide pluggable drives + lx2X - CDROM drive in RAID 5 config & 320 Mb RAM

MERIDIAN_SAA File Server; Gateway 486&66 EISA; Novell v4.1 - 5 user w/lx2Gb SCSI-II fast drive + lx2X-CDROM drive in an external chassis and 32Mb RAM

MIS Util PC; Gateway 486/66 EISA; 64Mb RAM w/lx2Gb SCSI-II Fast drive running DOS 6.22 + Windows 3.11

ScanJet 4c; HP ScanJet 4c; 600 dpi color, flatbed  scanner

SMTP Gateway; Running SMTP  Gateway for Groupwise

UPS1; APC Smart-UPS 1200; 1200 Watt output Uninterruptable Power Supply

UPS2; APC Smart-UPS 1400RM; 1400 Watt output Uninterruptable Power Supply


Printer Inventory:
COMMON; HP LASERJET III; 5 RAM; Ethernet - No
FILEROOM; HP LASERJET III; 2 RAM; Ethernet - Yes
MEMPHIS; HP LASERJET 4SI; 10 RAM; Ethernet - Yes
MEMPHIS; HP LASERJET 4; 5 RAM; Ethernet - No
MIS; HP LASERJET III 3 RAM; Ethernet - Yes
Exec/Queue HP Laserjet 4 Plus
Legal Queue HP Laserjet 4 Plus


                                   FAIR MARKET VALUE TRUST VIII - $  71,850
                                                                   --------

                         MPP TERMINATION AGREEMENT
                         -------------------------

                     SCHEDULE 3.1 - SELECTED RELEASEES
                     ---------------------------------

     The following entity and persons constitute the Selected Releasees described in Section 3.1.

1.   Meridian Point Properties, Inc.
2.   Peter O. Hanson
3.   S. Michael Lucash
4.   James M. Pollak
5.   Herbert E. Stansbury, Jr.
6.   Lee W. Wilson
7.   Richard S. Stanson
8.   Milton K. Reeder
9.   Brian F. Zywiciel
10.  Dennis D. Higgs
11.  Al E. Andrews
12.  Robert A. Dobbin
13.  Barbam S. Finnegan
14.  Celeste K. Woo
15.  Debra H. Paul
16.  Steven B. Sinnett
17.  James S. McCaffrey
18.  Sandra K. Burton
19.  Susan R. Maher
20.  Robert D. Goodsit
21.  Sidney Bloom
22.  James T. Hancock
23.  Robert R. Walker
24.  B. Patricia Cinelli
25.  Keith L. Earnest

                         BILL OF SALE - TRUST VIII
                         -------------------------

     This Bill of Sale ( Bill of Sale ) is dated February 22, 1996 and entered into by and between Meridian Point Realty Trust VIII Co., a Missouri corporation ( Trust VIII ), as seller, and Meridian Industrial Trust, Inc., a Maryland corporation ( MIT ), as buyer.


                                 RECITALS

     A. Trust VIII and MIT, among other entities, are parties to that certain MPP Agreement dated as of May 31, 1995 as amended (the MPP Agreement ) which, among other things, contemplates that Trust VIII shall sell and deliver to MIT Trust VIII's interest in certain assets.

     B. This Bill of Sale will document the transfer by Trust VIH to MIT of certain assets as set forth on Schedule A.


                                 AGREEMENT

     In consideration for the foregoing, the parties agree as follows:

     1. Trust VIII hereby grants, conveys, assigns and transfers to MIT all of Trust VIII's rights, title and interest in, but none of the obligations or liabilities associated with, the assets described on Schedule A for the consideration specified in the MPP Agreement.

     2. MIT hereby accepts the grant, conveyance, assignment and transfer from Trust VIII of Trust VIII's rights, title and interest in, but none of the obligations or liabilities associated with, the assets described on Schedule A.

     3. Nothing contained in this Bill of Sale is intended to confer any benefit on, or create any claim in favor of, any person or entity who is not a party to this Bill of Sale.

     4. This Bill of Sale is to be governed by, and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Bill of Sale as of the date first written above.

                         MERIDIAN POINT REALTY TRUST VIII CO.,
                         a Missouri corporation


                         By:
                              Lorraine O. Legg
                              Its President



                         MERIDIAN INDUSTRIAL TRUST, INC.,
                         a Maryland corporation


                         By:
                              Allen J. Anderson
                              Its Chairman of the Board
                              and Chief Executive Officer

                                SCHEDULE A
                                ----------

Description of Assets

Desks, Credenzas & Tables:
3/Anderson Oak Executive, 72"
4/Anderson Oak Managers, 62"
6/Anderson Oak desk with return
U-shaped workstation w/credenza
2/Hardwood house, work table, mahogany
Hardwood house, workwall unit, mahogany
Barclay, tandem credenza unit, mahogany
New Harmony, custom conference table, mahogany
3/Hardwood house, Conference, mahogany
2/Oval 2 pedestal Conference, mahogany
Double pedestal Oval Conference, Lt. Oak
Cherry Credenza in main conference room
6/Anderson Oak credenza
2/Hardwood house, credenza, mahogany
1/small credenza with fridge, mahogany
2/Hickory, Braun sq. table, mahogany
Hickory, federal corner, coffee & sofa tables, Dk cherry
3/Johnson kitchen tables, white & oak finish
2/Long & narrow oak work tables
3/Folding tables, grain laminated top
1/Tier sorters with dividers
2/Metal utility tables, wood grain laminated top


Sofa & Chairs:
Brickel cherry wood frame sofa, summer garden
2/Brickel cherry wood frame lounge
3/Bemhardt, loose cushion lounge, summer garden
12/Gunlock swivel arm, wool cisele cedar, walnut
4/Gunlock arm, wool cisele cedar, walnut
4/Gunlock arm, walnut (2/rain forest & 2 sq. root)
14/Brickel swivel arm, green corduroy, cherry
28/Gunlock swivel arm, rain forest, walnut
25/Hayes visitor arm, green/oak
23/Secretary, condi peli with arms
15/Secretary, condi peli
 2/Manager's, Kimball, green/oak
1/Executive highback, green
1/Executive highback, leather
2/Tweed reception chairs
10/Windsor kitchen arm, natural wood
4/Stools with arms & casters, gray


File Cabinets & Bookcases:
16/Harpers metal 5 drawer
18/Harpers metal 4 drawer
9/Harpers metal 3 drawer
9/Harpers metal 2 drawer
2/Metal Fire File cabinets (2-drawer)
10/Anderson Oak 2 drawer file
Hardwood House 2 drawer file, mahogany
3/Anderson Oak 2 shelf
10/Anderson Oak 3 shelf
4/Egan Visual, mahogany


Miscellaneous Furniture & Shelving:.
White Aisle-Saver CD 1000 storage system
5/Aluminum shelves
30/Posters, framed in German silver
35/Desktop items (stapler, calendar holder, tape dispenser)
Christmas Decorations


Haworth Systems Furniture:
9/8 x 8 stations with power
21/10 x 10 stations with power
5/Miscellaneous stations & offices
     (please see attachment for more detail)


Equipment:
Voicepoint teleconference unit
2 Sound Station Audioconferencing System
3/Plantronics w/supra headset
4/Plantronics w/mirage headset
4/Ultralight Helloset (headset)
5/HP calculators
15/Casio 12 digit table model calculators
15/Sharp 12 digit table model calculators
2/Dictaphones, hand held 1253 &1254/ Sanyo TRC3576)
2/Dictaphone.transcribes 1880 & 1882)
3/Xerox 6010 typewriter
IBM wheelwriter typewriter
2/IBM selectric 11 typewriter
Smith Corona, XD7700
Pitney Bowes, 1861 folder & inserter
IMS F307, mail machine
Freiden Alcatel 5001, letter opener
Brother P-25 Touch label printer
Cannon L70 plain paper fax
Fujitsu, Dex 140 Fax (thermal paper)
Kodak 500 Star Reeder
910 Power shredder


Appliances:
Sub-zero refrigerator
2/microwaves
2/mini-refrigerators


Equipment:
Xerox 2058 Copier
Mita LDC-650 Fax Machine
1MS Hasler Postage Scale


SAN FRANCISCO OFFICE:
Executive Assistant Area (3 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
7/Tac Board/Tweed; 36W x 16H
3/Tac Board/Fog Flannel; 36W x 16H
3/Power Panel/Tweed; 30W x 48H
12/Power Panel/Tweed; 36W x 48H
8/Power Panel/Tweed; 36W x 66H
2/Work Surface/Greytone; 36W x 29H
4/Work Surface/Greytone; 72W x 29H
2/Work Surface/Greytone; 72W x 23H


Accounting Run (6 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr w/Task Light/Tweed; 36W x 16H
6/Pedestal/Greytone; Tray/Box/File
2/Tac Board/Tweed; 36W x 16H
10/Tac Board/Fog Flannel; 36W x 16H
1/Tac Board/Fog Flannel; 60W x 16H
7/Power Panel/Tweed; 24W x 66H
7/Power Panel/Tweed; 30W x 66H
12/Power Panel/Tweed; 36W x 66H
5/Power Panel/Tweed; 48W x 66H
8/Power Panel/Tweed; 60W x 66H
5/Work Surface/Greytone; 23W x 29H
5/Work Surface/Greytone; 72W x 29H
5/Work Surface/Greytone; 23W x 60H


Real Estate (1 Station):
2/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
1/Flipper Dr w/Task Light/Fog Flannel; 60W x 16H
1/Pedestal/Greytone; Tray/Box/File
1/Tac Board/Tweed; 36W x 16H
1/Tac Board/Fog Flannel; 60W x 16H
2/Power Panel/Tweed; 36W x 48H
3/Power Panel/Tweed; 24W x 66H
2/Power Panel/Tweed; 36W x 66H
I/Power Panel/Tweed; 42W x 66H
2/Work Surface/Greytone; 42W x 23H
1/Work Surface/Greytone; 60W x 23H
2/Work Surface/Greytone; 72W x 23H


Real Estate (3 Stations):
4/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
2/Tac Board/Tweed; 60W x 16H
2/Power Panel/Tweed; 24W x 48H
2/Power Panel/Tweed; 36W x 48H
2/Power Panel/Tweed; 24W x 66H
2/Power Panel/Tweed; 30W x 66H
8/Power Panel/Tweed; 36W x 66H
4/Power Panel/Tweed; 60W x 66H
1/Work Surface/Greytone; 36W x 23H
2/Work Surface/Greytone; 60W x 23H
1/Work Surface/Greytone; 72W x 23H
2/Work Surface/Greytone; 36W x 29H
2/Work Surface/Greytone; 72W x 29H


Old Legal Area (4 Stations):
8/Flipper Dr w/Task Light/Fog Flannel; 36W x 16H
4/Pedestal/Greytone; Tray/Box/File
8/Tac Board/Fog Flannel; 36W x 16H
1/Power Panel/Tweed; 24W x 48H
I/Power Panel/Tweed; 30W x 48H
3/Power Panel/Tweed; 24W x 66H
9/Power Panel/Tweed; 30W x 66H
14/Power Panel/Tweed; 36W x 66H
1/Power Panel/Tweed; 48W x 66H
2/Power Panel/Tweed; 60W x 66H
3/Work Surface/Greytone; 60W x 23H
2/Work Surface/Greytone; 72W x 23H
3/Work Surface/Greytone; 30W x 29H
1/Work Surface/Greytone; 36W x 29H
4/Work Surface/Greytone; 72W x 29H


Investor Services (6 Stations):
15/Flipper Dr. w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr. w/Task Light/Fog Flannel; 48W x 16H
6/Pedestal/Greytone; Tray/Box/File
9/Tac Board Tweed; 36W x 16H
3/Tac Board Tweed; 60W x 16H
2/Tac Board Fog Flannel; 36W x 16H
5/Tac Board Fog Flannel; 60W x 16H
7/Power Panel/Glass; 24W x 66H
5/Power Panel/Glass; 30W x 66H
5/Power Panel/Glass; 36W x 66H
3/Power Panel/Tweed; 24W x 48H
4/Power Panel/Tweed; 24W x 66H
5/Power Panel/Tweed; 30W x 66H
16/Power Panel/Tweed; 36W x 66H
2/Power Panel/Tweed; 48W x 66H
3/Power Panel/Tweed; 60W x 66H
6/Work Surface/Greytone; 48W x 23H
5/Work Surface/Greytone; 60W x 23H
3/Work Surface/Greytone; 36W x 29H
6/Work Surface/Greytone; 72W x 29H


Acct./MIS/Finance (12 Stations):
21/Flipper Dr. w/Task Light/Fog Flannel; 36W x 16H
2/Flipper Dr. w/Task Light/Tweed; 36W x 16H
21/Pedestal/Greytone; Tray/Box/File
22/Tac Board/Fog Flannel; 36W x 16H
16/Power Panel/Glass; 30W x 66H
1/Power Panel/Glass; 36W x 66H
12/Power Panel/Tweed; 24W x 66H
19/Power Panel/Tweed; 30W x 66H
11/Power Panel/Tweed; 36W x 66H
2/Power/Panel/Tweed; 48W x 66H
10/Power Panel/Tweed; 60W x 66H
17/Work Surface/Greytone; 60W x 23H
1/Work Surface/Greytone; 24W x 29H
3/Work Surface/Greytone; 72W x 29H


PC Inventory:
User I.D./Description
AL - Memphis; UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor
ALICIAE; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
BARBARAS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
BOBD; Gateway 2000; 486/33V; 8 Mb RAM; 207 HDD; 17" Monitor
BRIANZ; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 15" Monitor
CELESTEW; UC Computer; 386/33; 8 Mb RAM; 102 HDD; 14" Monitor
Check Printer PC; Acer; 386/16; 4 Mb RAM; 329 HDD; 14" Monitor
CHRISTIA; UC Computer; 386/40; 4 Mb RAM; 127 HDD; 14" Monitor
DAVIDS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
DEBBIEW; Gateway 2000; 486/33; 16 Mb RAM; 200 HDD; 14" Monitor
DENNISH; Gateway 2000; 486/33C; 8 Mb RAM; 207 HDD; .14" Monitor
DICKW; Gateway 2000; 486/33V; 16 Mb RAM; 250 HDD; 14" Monitor
JENNYM; Gateway 2000; 486/66; 16 Mb RAM; 333 HDD; 14" Monitor
JIMS; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
JOANNEL; UC Computer; 386/33; 4 Mb RAM; 117 HDD; 14" Monitor
KARENC; Gateway 2000; 486/33V; 16 Mb RAM; 207 HDD; 14" Monitor
KIMN; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
LINDAH; Gateway 2000; P5/60; 8 Mb RAM; 500 HDD; 17" Monitor
LINDAM; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
LOUISER; UC Computer; 386/33; 8 Mb RAM; 117 HDD; 14" Monitor
MARCIAL; Gateway 2000; 486/33; 4 Mb RAM; 200 HDD; 17" Monitor
MICHELLE; Gateway 2000; 486/33V; 12 Mb RAM; 207 HDD; 17" Monitor
MILTR; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 17" Monitor
MILTR - Notebook; Compaq; 486/50; 8 Mb RAM; 250 HDD; 9" Monitor
NANCY; Gateway 2000; 486/33; 8 Mb RAM; 200 HDD; 17" Monitor
NEMESIO; Gateway 2000; 486/33V; 16 Mb RAM; 117 HDD; 14" Monitor
NOELK; Gateway 2000; 486/33; 16 Mb RAM; 207 HDD; 14" Monitor
Notebook#l; Gateway 2000; 486/25; 4 Mb RAM; 250 HDD; 9" Monitor
Notebook#2; Gateway 2000; 486/25; 4 Mb RAM; 250 HDD; 9" Monitor
Project; Gateway 2000; P5/90; 16 Mb RAM; 500 HDD; 14" Monitor
Report Station; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 14" Monitor RUSSELLT; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
SANNYP; UC Computer; 386/33; 4 Mb RAM; 207 HDD; 14" Monitor
SILVIA - Memphis; UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor Spare1; UC Computer; 386/40; 4 Mb RAM; 117 HDD; 14" Monitor
Spare2; UC Computer; 386/33; 4 Mb RAM; 127 HDD; 14" Monitor
Spare3; UC Computer; 386/33; 4 Mb RAM; 122 HDD; 14" Monitor
Spare4; UC Computer; 386/33; 4 Mb RAM; 122 HDD; 14" Monitor
STEVEJ; Gateway 2000; P5/100; 16 Mb RAM; 500 HDD; 17" Monitor
Temp (Bemie-Old); UC Computer; 386/40; 4 Mb RAM; 127 HDD; 14" Monitor
Temp (MIS printer); UC Computer; 386/33; 4 Mb RAM; 119 HDD; 14" Monitor TIMMIE - Memphis; Gateway 2000; 486/66; 8 Mb RAM; 207 HDD; 15" Monitor VANL; UC Computer; 386/40; 4 Mb RAM; 119 HDD; 14" Monitor
VERNT; Gateway 2000; 486/33- 16 Mb RAM; 207 HDD; 14" Monitor
ALLENA; Gateway 2000; P5/100; 16 Mb 850; 17" Monitor
MIS Util PC Gateway 2000; 486/66 E;,64 Mb; 2000; 14" Monitor Asset Manager; 486/66 upgrade
Bemardb P5/120 upgrade
Invest relations 486/33V upgrade


Software Summary:
1/Afterdark; Windows Screen Saver; 2.0
1/Aldus Pagemaker; Desktop Publishing Software; 4.0
1/Cheyenne Arcserve; Network Backup Software; 5.0IG
1/Intel NetSatisFAXtion; Network Fax Server Software; 3.1 14/Microsoft Access; Windows Database Program; 2.0
51/Microsoft DOS; PC Operating System Software; 5.0, 6.2x 26/Microsoft Excel; Windows Spreadsheet Program; 5.0a
13/Microsoft Powerpoint; Windows Graphics/Presentation Program; 4.0 1/Microsoft Project; Windows Organizational Program; 4.0 31/Microsoft Windows; PC Graphic User Interface Software; 3.11 17/Microsoft Word; Windows Word Processor; 6.0a
1/Norton Utilities; PC Utilities Program; 8.0
1/Novell Netware 4.1 100 USET
1/Novell Netware 4.1 5 USEZ
3/QEMM; PC Memory Manager; 6.02,7.01,7.5
1/Sidekick; Personal Information Manager; 1.0
1/SKYLINE; Property Management & Accounting Software; 3.51.02 1/WordPerfect Office; E-Mail, Network Menu, Calendar Software; 3.1 1/XtreeNet; Network File Manager; 3.0
2 Windows '95
2 Office '95


Modem Inventory:
ALICIAE; Microcomm QX/12K; External; v.22
BARBARAS; Hayes Optima 9600; External; v.32
DAVIDS; Microcomm QX/12K; External; v.22
DENNISH; Microcomm QX/12K; External; v.22
FAXSVR; Intel Satisfaction; Internal; v.32bis
H01; Hayes Optima 288; External; v.34
H02; Hayes Optima 288; External; v.34
H03; Hayes Optima 288; External; v.34
MILTR; Hayes Acura 288; External; v.fc
RUSSELLT; Hayes Optima 288; External; v.34
STEVEJ; Microcomm QX/12K; External; v.22
TIMMIEL; Hayes Optima 288; External; v.34


Computer Room Inventory:

ColorWorks; Proxima - Colorworks A502C; VGA Connecting overhead projection unit

Ethernet Hub (12 port); Synoptics 3030 10Base-T; 10-BaseT nit with 1 retiming module and lxl2 port card

FAXSVR; UC Computer 386/33; IntelNetSatisfaction v3.0 with 1 IntelFaxmodem board

H01; Gateway 386/33; Remote Access PC #1

H02; Gateway 386/33; Remote Access PC #2

LAN Tape Drive; HP 35480a SCSI H Fast, 4mm dat drive; 4mm DAT drive for the file server and SAA gateway

LANPlex 6004 10BaseT; 3COM LANPlex 6004 Switched Ethernet; 8 port Switched Ethernet module

LANPlex 6004 Chassis; 3COM LANPlex 6004 Chassis; 4 slot LanPlex 6000
Chassis

LANPlex 6004 FDDI; 3COM LANPlex 6004 FDDI Module; 12 port FDDI module

LANPlex 6004 Mgmt; 3COM LANPlex 6004 Mgmt Module; 3 MAC Management module

LinkBuilder1; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

LinkBuilder2; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

LinkBuilder3; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

LinkBuilder4; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

LinkBuilder5; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

LinkBuilder6; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub
LinkBuilder7; 3COM LinkBuilder TP/8; 8 Port 10-BaseT Hub

MERIDIAN File Server; Compaq Proliant 4500R; Running Novell v4.1 - 100 user, 2/4x4.3Gb SCSI-II fast/wide pluggable drives + lx2X - CDROM drive in RAID 5 config & 320 Mb RAM

MERIDIAN_SAA File Server; Gateway 486/66 EISA; Novell v4.1 - 5 user w/lx2Gb SCSI-II fAst drive + lx2X-CDROM drive in an external chassis and 32Mb RAM

MIS Util PC; Gateway 486/66 EISA; 64Mb RAM w/lx2Gb SCSI-][[ Fast drive running DOS 6.22 + Windows 3. 11

Scanjet 4c; HP ScanJet 4c; 600 dpi color, flatbed scanner

SMTP Gateway; Running SMTP Gateway for Groupwise

UPS1; APC Smart-UPS 1200; 1200 Watt output Uninterruptable Power Supply

UPS2; APC Smart-UPS 1400RM; 1400 Watt output Uninterruptable Power Supply


Printer Inventory:

COMMON; BP LASERJET HI; 5 RAM; Ethernet - No
FILEROOM; BP LASERJET HI; 2 RAM; Ethernet - Yes
HPIVSI; HP LASERJET 4SI; 10 RAM; Ethernet - Yes
MEMPHIS; HP LASERJET 4; 5 RAM; Ethernet - No
MIS; HP LASERJET III; 3 RAM; Ethernet - Yes
Exec/Queue HP Laserjet 4 Plus
Legal Queue HP Laserjet 4 Plus

                               BILL OF SALE,
                           ASSIGNMENT OF RIGHTS
AND ASSUMPTION OF LIABILITIES



     This Bill of Sale, Assignment of Rights and Assumption of Liabilities ( Bill of Sale ) is dated as of February 23, 1996 and is entered into by and among Meridian Point Properties, Inc., a California corporation ( MPP ), Meridian Industrial Trust, Inc., a Maryland corporation ( MIT ), Meridian Point Realty Trust '83, a California business trust ( Trust '83 ), Meridian Point Realty Trust IV Co., a Missouri corporation ( Trust IV ), Meridian Point Realty Trust VI Co., a Missouri corporation ( Trust VI ), Meridian Point Realty Trust VII Co., a Missouri corporation ( Trust VII ) and Meridian Point Realty Trust VIII Co., a Missouri corporation ( Trust VIII ). Trusts '83, IV, VI and VII are sometimes collectively referred to herein as the Trusts.

                                 RECITALS

     A. MPP, MIT, Trust '83, Trust IV, Trust VI and Trust VII are parties to that certain MPP Agreement dated as of May 31, 1995, and MPP and Trust VIII are parties to that certain MPP Termination Agreement dated as of February 22, 1996, which agreements, among other things, contemplate the assignment to MIT and the Trusts of all of the rights, title and interests of MPP (i) under various agreements and arrangements (the Contract Rights ) relating to the assets and business of MPP and the Trusts and (ii) with respect to certain actions, complaints, investigations, suits. or other proceedings (the Action Rights ), and the (iii) assumption by the respective assignees of MPP's obligations and liabilities relating to the Contract Rights and Action Rights.

     B. This Bill of Sale will document the transfer by MPP to MIT and the Trusts of the Contract Rights and Action Rights and the assumption by MIT and the Trusts of MPP's obligations and liabilities relating to the Contract Rights and Action Rights.

                                AGREEMENT:

     In consideration for the foregoing, the parties agree as follows:

     1. Assignment of Contract Rights. MPP hereby grants, conveys, assigns and transfers, as specified in Schedule A hereto, to MIT and the Trusts, all of the Contract Rights relating to the various agreements and arrangements listed in Schedule A hereto. To the extent that an assignment is made to more than one of MIT, Trust '83, Trust IV, Trust VI, Trust VII and Trust VIII, then MIT, Trust '83, Trust IV, Trust VI, Trust VII or Trust VIII shall receive only such contract rights that relate to its respective business and assets, including the properties listed on Schedule B hereto.

     2. Assignment of Action Rights. MPP hereby grants, conveys, assigns and transfers, as specified in Schedule C hereto, to MIT and the Trusts, all of the Action Rights relating to the actions, complaints, investigations, suits or other proceedings, listed in Schedule C hereto.
To the extent that an assignment is made to more than one of MIT, Trust '83, Trust IV, Trust VI, Trust VII and Trust VIII, then MIT, Trust '83, Trust IV, Trust VI, Trust VII or Trust VIII shall receive only such Action Rights that relate to its respective business and assets, including the properties listed on Schedule B hereto.

     3. Acceptance by MIT and the Trusts. Each of MIT and the respective Trusts hereby accepts the respective assignment to such party of the Contract Rights and Action Rights specified on Schedule A and Schedule C.

     4. Assumption of Liabilities. Each of MIT and the respective Trusts hereby assumes those obligations and liabilities of the MPP relating to the specific Contract Rights and Action Rights that have been assigned to such party pursuant to Section 1 and Section 2 above, and agree to discharge such obligations and liabilities in the same manner and on the same basis and to the same extent as MPP would be required to discharge them. Neither MIT nor any Trust is assuming any obligations or liabilities pursuant to this Section 4 unless MIT or the respective Trust has accepted the assignment of a Contract Right and Action Right to which the obligation or liability relates.

     5. No Benefit to Third Parties. Nothing contained in this Bill of Sale is intended to confer any benefit on, or create any claim in favor of any person or entity who is not a party to this Bill of Sale. The assumption by MIT and the respective Trusts of the obligations and liabilities of MPP pursuant to Section 4 hereof shall not expand the rights or remedies of any third party against MPP, MIT and the respective Trusts as compared to the rights and remedies which such third party would have had against MPP had MIT or the respective Trusts not assumed such obligations and liabilities. Without limiting the generality of the preceding sentence, the assumption by MIT and the respective Trusts of the obligations and liabilities of MPP shall not create any third party beneficiary rights.

     6. Captions. The captions and section headings used in this Bill of Sale are for convenience of the parties only and shall not be used in construing it.

     7. Governing Law. This Bill of Sale is to be governed by, and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Bill of Sale as of the date first written above.
                               MPP

                              MERIDIAN POINT PROPERTIES, INC.,
                              a California corporation



                              By
                                   Robert A. Dobbin
                                   Its Vice President

                               MIT

                              MERIDIAN INDUSTRIAL TRUST, INC.,
                              a Maryland corporation




                              By
                                   Allen J. Anderson
                                   Its Chairman of the Board
                                   and Chief Executive Officer


                               TRUST '83

                              MERIDIAN POINT REALTY TRUST '83,
                              a California business trust




                              By
                                   Milton K. Reeder
                                   Its President


[Signatures Continued]

                               TRUST IV

                                                       MERIDIAN POINT
                              REALTY TRUST IV CO.,
                              a Missouri corporation



                              By
                                   Milton K. Reeder
                                   Its President


                               TRUST VI

                                                       MERIDIAN POINT
                              REALTY TRUST VI CO.,
                              a Missouri corporation



                              By
                                   Milton K. Reeder
                                   Its President


                               TRUST VII

                                                       MERIDIAN POINT
                              REALTY TRUST VII CO.,
                              a Missouri corporation



                              By
                                   Milton K. Reeder
                                   Its President


[Signatures Continued]

                               TRUST VIII

                              MERIDIAN POINT REALTY TRUST VIII CO.,
                              a Missouri corporation


                              By
                                   Lorraine O. Legg
                                   Its President

                                SCHEDULE A


                    TRANSFER OF THIRD PARTY AGREEMENTS



                                                            Recipient of
                                                   Assignment of Rights
                                                      and/or Party to
              Agreement Title/Date                   Assume Obligations
1.   Real Estate Management Agreement between the           Trust VII
Irwin Bentley Rystrom Company and Meridian Point
Properties, Inc. dated October 1, 1990 and as
amended by Amendment No. 1 dated November 15,
1991
2.   Real Estate Management Agreement between               Trust VII
InterSouth Properties, LLC (formerly Samples
Properties, Inc.) and Meridian Point Properties,
Inc. dated July 1, 1990 as amended by Amendment
No. 1 dated February 27, 1992 and letter dated
March 2, 1994
3.   Real Estate Management Agreement between Faison        Trust VII
& Associates, Inc. (formerly Ewing South East
Realty, Inc.) and Meridian Point Properties,
Inc. dated July 1, 1989 as amended by letter
agreement dated August 12, 1994
4.   Real Estate Management Agreement between          Trusts '83, VI and
Trammell Crow Management Services (formerly       VIII
Memphis Industrial Overhead L.P.) and Meridian
Point Properties, Inc. dated February 8, 1990 as
amended by Amendment No. 1 dated November 15,
1991, Amendment No. 2 dated March 1, 1994, and
Amendment No. 3 dated June 8, 1994
5.   Real Estate Management Agreement between Kidder        Trust VII
Mathews & Segner and Meridian Point Properties,
Inc. dated October 1, 1993
6.   Real Estate Management Agreement between Weston        Trust VI
Management Company and Meridian Point
Properties, Inc. dated March 1, 1995, as amended
by Amendment No. I dated November 1, 1995
(Terminated effective March 1, 1996)
7.   Real Estate Management Agreement between Weston        Trust VII
Management Company and Meridian Point
Properties, Inc. (as successor to Sierra Capital
Realty Services) dated June 29, 1990, as amended
by Amendment No. 1 dated September 1, 1992
(Terminated effective March 1, 1996)
8.   Real Estate Management Agreement between Frank         Trust IV
L. Smith Company and Meridian Point Properties,
Inc. dated March 1, 1992, as amended by
Amendment No. 1 dated August 1, 1994 (Terminated
effective March 1, 1996)
9.   Real Estate Management Agreement between               Trust VIII
Carpenter Properties, Inc. and Meridian Point
Properties, Inc. dated January 1, 1993
10.  Real Estate Management Agreement between            Trusts '83, IV, VI,
O'Donnell Property Services, Inc. and Meridian         VII and VIII
Point Properties, Inc. dated September 1, 1993
as amended by the First Addendum effective March
1, 1994
11.  Real Estate Management Agreement between            Trusts '83, IV and
Primewest L.L.C. (as successor to Primewest West           VIII
Real Estate Services, Inc.) and Meridian Point
Properties dated August 1, 1993)
12.  Real Estate Management Agreement between TR            Trust VI
Management Corporation and Meridian Point
Properties, Inc. dated July 19, 1991
13.  Real Estate Management Agreement between TRF           Trust VI
Management Corporation and Meridian Point
Properties, Inc. dated July 19, 1991
14.  Real Estate Management Agreement between Wilcox   Trusts IV, VI, VII and
Realty Group, Inc. and Meridian Point             VIII
Properties, Inc. dated August 1, 1993
15.  Real Estate Management Agreement between H.P.     Trusts IV, VI, VII and
Industrial Management #2, Inc. and Meridian       VIII
Point Properties, Inc. dated June 15, 1993
16.  Real Estate Management Agreement between               Trust VI
HerbertTrust VI Properties Corporation and
Meridian Point Properties, Inc. dated March 1,
1993
17.  Business Continuity Services, Support Services         MIT
Agreement between XL Datacomp., Inc. (Sungard
Recovery Services, Inc.) and Meridian Point
Properties, Inc. dated September 1, 1992
18.  Software License Agreement between SOFTA Group,        MIT
Inc. (Melson Technologies, Inc.) and Meridian
Point Properties, Inc.
19.  Storage Agreement between Roberts of San               MIT
Francisco (dba Datasafe) and Meridian Point
Properties dated September 15, 1991
20.  Agreement between Delaware Charter Guarantee &         MIT
Trust Company and Meridian Point Properties (as
successor to Meridian Point Company) dated
January 24, 1992
21.  Lease Agreement No. 47427 re Ricoh 8780 Copier         MIT
between Alco Capital Resources, Inc. and
Meridian Point Properties dated September 21,
1992
22.  Service Agreement between Taylor Made and              MIT
Meridian Point Properties, Inc. dated October 3,
1994 re Ricoh 8780 copier
23.  Service Agreement between Taylor Made and              MIT
Meridian Point Properties, Inc. dated July 18,
1994 re Canon Fax L770
24.  Service Agreement between Pitney Bowes and             MIT
Meridian Point Properties, Inc. dated March 1,
1995 re Folder and Inserter Equipment
25.  Service Agreement between Eastman Kodak Company        MIT
and Meridian Point Properties, Inc. (as
successor to Meridian Point Company) dated
October 29, 1994
26.  Service Agreement between Casey's Office Machine       MIT
and Meridian Point Properties, Inc. dated
February 18, 1995
27.  Letter of Credit re Sterling Logistics in favor        Trust VIII
of Meridian Point Properties, Inc. effective
through July 31, 1996
28.  Sublease between Chicago Title Insurance Company       MIT
and Meridian Point Properties, Inc. dated
September 11, 1992 re 50 California St., San
Francisco, California
29.  Office Lease Agreement between Lakecrest               MIT
(Memphis) Association, L.P. and Meridian Point
Properties, Inc. dated August 13, 1991, as
amended by Amendment No. 1 dated July 18, 1994
and Amendment No. 2 dated July 18, 1995
(Terminated effective May 1, 1996)
30.  Meridian Point Properties, Inc. 401K Investment        MIT
and Retirement Plan effective January 1, 1989
(Connecticut General Life Insurance Company)
31.  Prudential Health Care Dental Plan                     MIT
32.  UNUM Group Life & Accidental Death &                   MIT
Dismemberment Insurance
33.  UNUM Long Term Disability Income Benefits Plan         MIT
34.  Liberty Mutual Workers Compensation and General        MIT
Liability Plan dated September 13, 1994
35.  Liberty Mutual Blanket Employees Dishonesty            MIT
Policy dated September 13, 1994
36.  ITT Hartford Insurance Travel Policy and Rider         MIT
#6 issued November 5, 1993
37.  Exclusive Agency to Lease Agreement between            Trust IV
McKee and McFarland, Inc. and Meridian Point
Properties dated January 1, 1992
38.  Fixed Fee Agreement for services between               MIT
Meridian Point Properties, Inc. and Meridian
Point Realty Trust '82 dated October 21, 1994
39.  Lincoln National Life Insurance Medical Plan           MIT
effective April 1, 1994
40.  Protective Signalling System Purchase Order and        Trust VI
Service Agreement between Blanket Security, Inc.
and Meridian Point Properties, Inc. dated
January 25, 1993
41.  Construction Contract between Meridian Point           Trust IV
Realty and Anderson & Shah Roofing, Inc. dated
April 24, 1995
42.  Lawn Care and Snow Removal Contract between Ace        Trust VII
Lawn Care & Snow Removal Inc. and Meridian Point
Properties, Inc.
43.  Tax Services Agreement between Meridian Point     Trusts 83, IV, VI, VII
Properties, Inc. and George McElroy & Assoc.             and VIII
dated January 6, 1995
44.  Security Systems Agreement between ADT Security        Trust IV
Systems and Meridian Point Properties, Inc.
dated July 21, 1992
45.  Fax Service Agreement between Noble Inc. and           MIT
Meridian Point Realtors dated February 23, 1995
46.  Postage Meter Rental Agreement between                 MIT
International Mailing Systems, Inc. and Meridian
Point Properties dated October, 1991
47.  Warranty Extension Contract between Xerox              MIT
Corporation and Meridian Point Properties, Inc.
dated January 11, 1995
48.  Retainer Agreements (11) between Crane and             Trust VI
Norcross and Meridian Point Properties, Inc.
dated March 21, 1995 and May 4, 1995
49.  Service Contract between Environmental Design          Trust VI
Group and Meridian Point Properties, Inc. dated
March 1, 1995
50.  Fire Protection System Inspection Agreement            Trust VI
between Automatic Sprinkler and Meridian Point
Properties, Inc.
51.  Service Agreement between Meridian Point               MIT
Properties, Inc. and Compaq
52.  Overnight Hardware Replacement Agreement between       MIT
Meridian Point Properties, Inc. and 3Com
53.  Construction Agreement between Meridian Point          Trust VI
Properties, Inc. and Itasca Construction
Associates re 100 Progress, Lombard II, IL dated
October 25, 1995
54.  Fire Alarm Service Agreement between Meridian          Trust VI
Point Properties, Inc. and S.M.G. re 5101 West
122nd Street, Alsip, IL, dated December 22, 1994
55.  Fire Service Agreement between Meridian Point          Trust VI
Properties, Inc. and S.M.G. re Elk Grove
Village, IL, dated December 22, 1994
56.  Electrical Service Agreement between Meridian          Trust IV
Point Properties, Inc. and A. & G. Electric Co.
re 1634 J.P. Hennessy Warehouse, La Vergne, TN,
dated January 18, 1996
57.  Placement Agreement between PrimeWest LLC, as          Trust IV
agent for Meridian Point Properties, Inc. and
Federal Express re Phoenix Plaza I, Phoenix, AZ,
dated April, 1994
58.  Service Agreement between Meridian Point               Trust IV
Properties, Inc. and BFI Waste Systems re 4030
Plaza I, Phoenix, AZ, dated May 16, 1995
59.  Maintenance Agreement between Meridian Point           Trust VI
Properties, Inc. and Whatcom Security Agency re
Meridian Village, Bellingham, Washington, dated
December 2, 1994
60.  Customer Service Agreement between Meridian            Trust '83
Point Properties, Inc. and Great Western
Reclamation re 1800 East Carnegie, Santa Ana,
CA, dated December 7, 1994
61.  Service Agreement between Meridian Point               Trust '83
Properties, Inc. and Waste Management re 1800
East Carnegie, Santa Ana, CA, dated September
20, 1995
62.  Agreement between Sammamish Sweepers and Sierra        Trust VII
Capital Realty Services dated November 21, 1989
63.  Agreement between Northwestern Landscape Company       Trust VIII
and Meridian Point Properties, Inc., dated May
3, 1995

                                SCHEDULE B

TRUST PROPERTIES

I.  TRUST IV PROPERTIES
Property Name                  Location          Building Type
Hennessey Warehouse            La Vergne,        Distribution Warehouse
                               Tennessee
Palisades I                    Plano, Texas      Distribution Warehouse
Palisades II                   Plano, Texas      Distribution Warehouse
San Carlos Industrial          San Carlos,       Retail
                               California
Bedford Park                   Bedford Park,     Distribution Warehouse
                               Illinois
Phoenix Plaza One              Phoenix,          Light Industrial
                               Arizona
Phoenix Plaza Two              Phoenix,          Light Industrial
                               Arizona
4030 Phoenix Plaza             Phoenix,          Light Industrial
                               Arizona
Phoenix W. Weldon              Phoenix, Arizona  Light Industrial
Phoenix Deer Valley            Phoenix,          Light Industrial
                               Arizona
Phoenix W. Fairmount           Phoenix,          Light Industrial
                               Arizona
Phoenix N. 23rd                Phoenix,          Light Industrial
                               Arizona
Phoenix N. 27th                Phoenix,          Light Industrial
                               Arizona
Phoenix Plaza Three            Phoenix,          Light Industrial
                               Arizona
1550 Heil Quaker               La Vergne,        Distribution Warehouse
                               Tennessee
1600 Corporate Place           La Vergne,        Distribution Warehouse
                               Tennessee
4013 Premier                   Memphis,          Distribution Warehouse
                               Tennessee
4000 Air Park Cove             Memphis,          Distribution Warehouse
                               Tennessee
Cypress B Building             Cypress,          Light Industrial
                               California
Chatsworth Office Building     Chatsworth,       Light Industrial
                               California
Moorpark R & D Building        Moorpark,         Distribution Warehouse
                               California
Park Tan Center                Chandler,         Retail
                               Arizona
Live Oak Parkway               Norcross,         Retail
                               Georgia

         (TRUST IV-DALLAS NINE PROPERTIES (51% owned by Trust IV))
Property Name           Location                  Building Type
Northgate #4            Dallas, Texas             Distribution Warehouse
Northgate #5            Dallas, Texas             Light Industrial
Northgate #28           Dallas, Texas             Light Industrial
Las Colinas #1          Irving, Texas             Distribution Warehouse
Las Colinas #4          Irving, Texas             Light Industrial
Las Colinas #5          Irving, Texas             Light Industrial
Valley Branch #1        Farmers Branch, Texas     Light Industrial
Valley Branch #2        Farmers Branch, Texas     Distribution Warehouse
Regal Empress           Dallas, Texas             Light Industrial
Beltline                Carrollton, Texas         Distribution Warehouse
Greatsouthwest - #4     Arlington, Texas          Distribution Warehouse

                         II.  TRUST VI PROPERTIES
Property Name            Location                  Building Type
Lombard I                Lombard, Illinois         Distribution Warehouse
Willow Lake Business     Memphis, Tennessee        Office
Park
700 Pratt                Elk Grove Village,        Distribution Warehouse
                         Illinois
900 Pratt                Elk Grove Village,        Distribution Warehouse
                         Illinois
1090 Pratt               Elk Grove Village,        Distribution Warehouse
                         Illinois
1100 Pratt               Elk Grove Village,        Distribution Warehouse
                         Illinois
1180 Pratt               Elk Grove Village,        Distribution Warehouse
                         Illinois
801 Lunt                 Elk Grove Village,        Distribution Warehouse
                         Illinois
1201 Busse               Elk Grove Village,        Distribution Warehouse
                         Illinois
5101 W. 122nd Street     Alsip, Illinois           Distribution Warehouse
17025 Wallace            South Holland, Illinois   Distribution Warehouse
17129 Wallace            South Holland, Illinois   Distribution Warehouse
1000 Lunt                Elk Grove Village,        Distribution Warehouse
                         Illinois
3400 West Lake           Glenview, Illinois        Distribution Warehouse
1815 Landmeier           Elk Grove, Illinois       Distribution Warehouse
2375 Touhy Ave           Elk Grove, Illinois       Distribution Warehouse
Seatac Village           Federal Way,              Retail
                         Washington
Meridian Village         Bellingham,               Retail
                         Washington
6355 Nancy Ridge Dr.     San Diego, California     Industrial
Birmingham 1             Birmingham,               Distribution Warehouse
                         Alabama
Birmingham 2             Birmingham, Alabama       Distribution Warehouse
Olive Branch             Olive Branch              Distribution Warehouse
                         Mississippi
201 Regal Row            Dallas, Texas             Distribution Warehouse

        (TRUST VI-DALLAS NINE PROPERTIES  (49% owned by Trust VI))
Property Name        Location                   Building Type
Northgate #4         Dallas, Texas              Distribution Warehouse
Northgate #5         Dallas, Texas              Industrial
Northgate #28        Dallas, Texas              Industrial
Las Colinas #1       Irving, Texas              Distribution Warehouse
Las Colinas #4       Irving, Texas              Industrial
Las Colinas #5       Irving, Texas              Industrial
Valley Branch #1     Farmers Branch, Texas      Industrial
Valley Branch #2     Farmers Branch, Texas      Distribution Warehouse
Regal Empress        Dallas, Texas              Industrial
Beltline             Carrollton, Texas          Distribution Warehouse
Greatsouthwest #4    Arlington, Texas           Distribution Warehouse

                        III.  TRUST VII PROPERTIES
Property Name            Location                  Building Type
Marietta Trade Center    Marietta, Georgia         Retail
Pontiac                  Pontiac, Michigan         Distribution Warehouse
Troy Tech II             Troy, Michigan            Light Industrial
Great Southwest 110      Arlington, Texas          Distribution Warehouse
Wildwood                 Irving, Texas             Distribution Warehouse
Northgate International  Garland, Texas            Distribution Warehouse
Valwood 20               Farmers Branch, Texas     Distribution Warehouse
Centreport 17            Fort Worth, Texas         Distribution Warehouse
Cypress A Building       Cypress, California       Light Industrial
Cypress C Building       Cypress, California       Light Industrial
Valencia Industrial      Valencia, California      Distribution Warehouse
Building
Progress Center I        Huntsville, Alabama       Light Industrial
Progress Center II       Huntsville, Alabama       Light Industrial
8215 Highway Building    Madison, Alabama          Light Industrial
Park at Woodinville      Woodinville,              Light Industrial
                         Washington
Port Distribution        Little Rock, Arkansas     Distribution Warehouse
Baxter                   Little Rock, Arkansas     Distribution Warehouse
Delp Distribution        Memphis, Tennessee        Distribution Warehouse

            IV.  TRUST '83 PROPERTIES (Exclusive of Charleston)
Property Name            Location                  Building Type
Scripps Venturers        San Diego, California     Light Industrial
Golden Cove Shopping     Rancho Palos Verdes,      Retail
Center
                         California
North Irvine             Santa Ana, California     Light Industrial
El Dorado Industrial     Phoenix, Arizona          Distribution Warehouse
Plaza
Airport Bldg #3          Memphis, Tennessee        Distribution Warehouse
Airport Bldg #14         Memphis, Tennessee        Distribution Warehouse
Airport Bldg #16A        Memphis, Tennessee        Distribution Warehouse
Airport Bldg #16B        Memphis, Tennessee        Distribution Warehouse
Airport Bldg #17         Memphis, Tennessee        Distribution Warehouse

                         V.  TRUST VIII PROPERTIES
Property Name            Location                  Building Type
Auburn I (1)             Auburn Hills, Missouri    Office Building
South Sayre              Bedford Park, Illinois    Distribution Warehouse
Waldenbooks Facility (3) La Vergne, Tennessee      Distribution Warehouse
Memphis 8 (2)(3)         Memphis, Tennessee        Distribution Warehouse
JC Penney (3)            Memphis, Tennessee        Distribution Warehouse
Interchange D            Jackson, Mississippi      Distribution Warehouse
Ethan Allen              Chino, California         Distribution Warehouse
Phoenix (5)              Phoenix, Arizona          Distribution Warehouse
Brookhollow (4)          Dallas, Texas             Distribution Warehouse

                         CERTIFICATE OF SECRETARY

     The undersigned, who is the Secretary of Meridian Point Properties, Inc., a California corporation (the "Company"), hereby certifies that:

     1. At a meeting held on February 19, 1996, the Company's Board of Directors adopted the following resolution:
          WHEREAS, it has been proposed that the Company enter into an agreement for the termination of the Company's relationship with Meridian Point Realty Trust VIII Co. under the terms set forth on the attached Attachment 1.

          WHEREAS, it would be in the Company's best interest to enter into such an agreement.

          NOW, THEREFORE, BE IT RESOLVED, that the Company enter into an agreement for the termination of the Company's relationship with Meridian Point Realty Trust VIII Co. containing the terms set forth in the attached Attachment 1 together with such additions and changes thereto as the Company's officers consider appropriate.

          RESOLVED FURTHER, that the Company's officers be, and each of them hereby is, authorized, empowered, and directed on behalf of the Company (i) to execute any agreements, instruments, or certificates or amendments or supplements thereto and (ii) to do and to cause to be done any and all other acts and things as those officers in their discretion deem necessary or appropriate to carry out the purposes of the foregoing resolution, the execution and delivery of those documents and the taking of those actions to be conclusive evidence of the necessity or appropriateness thereof.

     2. These resolutions have not been subsequently amended or modified and are in full force and effect as of the date of this Certificate.

Dated:____________________         __________________________________
                                   Robert A. Dobbin, Secretary

                                                            [Draft 2/15/96]

                             DRAFT TERM SHEET

           Meridian Point Realty Trust VIII Co. - Termination of
Meridian Point Properties, Inc.


1. Termination Date. Meridian Point Properties ("MPP") Services termination effective November 30, 1995.


2. MPP Shares Owned-by Trust VIII. Trust VIII owns 90 shares of MPP stock for which it paid $3.84 per share. MPP to redeem Trust VIII's shares for $3.84 per share.


3. Termination of Option to Purchase MPP Stock. Each Trust has the option to purchase MPP shares from Mr. Reeder at no more than $3.84 per share (Mr. Reeder currently owns 460 shares). Trust VIII agrees to terminate this option.


4. Transfer of Third Party Agreements. MPP has signed various agreements as agent of the Trusts. MPP will assign to Trust VIII those agreements that relate to Trust VIII properties (e.g., a roof repair contract).


5. Transfer of Rights in Actions. MPP is a party to various litigation actions (essentially slip and fall cases and unlawful detainer actions). MPP will assign its rights and obligations as they relate to Trust VIII properties to Trust VIII.


6. Transfer of Rights in Insurance Policies. MPP to transfer rights in insurance policies as they relate to Trust VIII matters. (E.g., insurance proceeds relating to a Trust VIII property).


7. Transfer of Books/Records. MPP to transfer Trust VIII's books and records as instructed by Trust VIII with Trust VIII to bear costs of transferring files.


8. Purchase of Trust VIII Assets. Trust VIII has an undivided interest in furniture, fixtures and equipment used by MPP to manage the Trusts. Meridian Industrial Trust has agreed to purchase all such assets. The proposed aggregate purchase price is $239,500 (i.e. the same price that was used in the MPP Agreement with Trusts 83, IV, VI and VII). Trust VIII's share is approximately $71,850.

9. Releases of Trust VIII and MPP. Trust VIII to release MPP and MPP to release Trust VIII and their representatives, officers and directors for claims, except for those arising out of dishonest, fraudulent or criminal acts, unlawful personal gains, or willful malfeasance.


10.  Closing.  Closing to occur on or before February 22, 1996.


11. Post-Closing Adjustments. Within 90 days following the Closing, Trust VIII to receive a final accounting.


12. Indemnification. No indemnification rights or obligations to be waived or altered in connection with this termination agreement.
                                                               Attachment 1
                                                               ------------

                         CERTIFICATE OF SECRETARY

     The undersigned, who is the Secretary of Meridian Industrial Trust Inc., a Maryland corporation (the "Company"), hereby certifies as follows:

     1. That at a meeting held on February 21, 1996, the Company's Board of Directors adopted the following resolutions:
          WHEREAS, it has been proposed that the Company enter into an agreement with Meridian Point Properties, Inc. ("MPP") and Meridian Point Realty Trust VIII Co. ("Trust VIII") providing that the Company shall purchase Trust VIII's share of certain furniture, fixtures and equipment for a price of $71,850.00 and containing such other terms as are considered appropriate by the Company's officers and its outside corporate counsel.

          WHEREAS, it would be in the Company's best interest to enter into such an agreement.

          NOW, THEREFORE, BE IT RESOLVED, that the Company enter into an agreement with MMP and Trust VIII providing that the Company shall purchase Trust VIII's undivided interest in certain furniture, fixtures and equipment for a price of $71,850.00 and containing such other terms and conditions as the Company's officers and its outside corporate counsel consider appropriate.

          RESOLVED FURTHER, that the Company's officers be, and each of them hereby is, authorized, empowered, and directed on behalf of the Company (i) to execute any agreements, instruments, or certificates or amendments or supplements thereto and (ii) to do and to cause to be done any and all other acts and things as those officers in their discretion deem necessary or appropriate to carry out the purposes of the foregoing resolution, the execution and delivery of those documents and the taking of those actions to be conclusive evidence of the necessity or appropriateness thereof.

     2. These resolutions have not been subsequently amended or modified and are in full force and effect as of the date of this Certificate.
Dated:____________________         _________________________________
                                   Robert A. Dobbin, Secretary